UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2009

DIEDRICH COFFEE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21203	33-0086628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Executive Park, Suite 200 Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 260-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The presentation attached hereto as Exhibit 99.1, and incorporated herein by reference solely for purposes of this Item 7.01 disclosure, will be used by Diedrich Coffee, Inc. (the “Company”) in various communications to the investment community.

The presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Items 7.01 and 9.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act. Except as required by law, the Company undertakes no duty or obligation to publicly update or revise the information included in the presentation; however, the Company may voluntarily update or revise the presentation from time to time.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Reference
99.1	Presentation of Diedrich Coffee, Inc. dated July 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diedrich Coffee, Inc.
Date: July 1, 2009

/s/ Sean M. McCarthy
Sean M. McCarthy
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Reference
99.1	Presentation of Diedrich Coffee, Inc. dated July 2009